As filed with the Securities and Exchange Commission on August 2, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ROYCE CAPITAL FUND
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ROYCE CAPITAL FUND
745 Fifth Avenue
New York, New York 10151

IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW!

August 7, 2013

Dear Royce Capital Fund Shareholder:

I am inviting you to vote on an important proposal relating to the management and operation of Royce Capital Fund (the “Trust”). A special shareholder meeting of each series of the Trust is scheduled for Thursday, September 26, 2013 (the “Meeting”). This package contains information about the proposal and includes materials you will need to vote. The Board of Trustees of the Trust has nominated eight individuals for election as Trustees and has recommended that you vote in favor of all of them. Seven of the eight individuals nominated for election already serve as Trustees of the Trust. The other Trustee nominee, W. Whitney George, currently serves as an officer of the Trust and the Co-Chief Investment Officer of Royce & Associates, LLC, the Trust’s investment adviser. Although the Trustees have determined that the election of these nominees is in your best interest, the final decision is yours.

The enclosed materials explain this proposal in more detail and I encourage you to review them carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. You may authorize a proxy to vote your shares by using one of the methods below by following the instructions on your proxy card:

•	By touch-tone telephone;
•	By internet; or
•	By returning the enclosed proxy card in the postage-paid envelope.

You may also vote in person at the Meeting.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about this Proxy Statement.

As always, thank you for your continued support of our work. We look forward to serving you for many years to come.

Sincerely,
Charles M. Royce
President of Royce Capital Fund

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by touch-tone telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

This Page Intentionally Left Blank

ROYCE CAPITAL FUND
745 Fifth Avenue
New York, New York 10151

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 26, 2013

To the Shareholders of Royce Capital Fund (2 Series):
 Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed Series (each, a “Fund” and together, the “Funds”) of Royce Capital Fund (the “Trust”) will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151 on Thursday, September 26, 2013, at 2:00 p.m. (Eastern Time) for the following purposes:

1. To elect a Board of eight Trustees of the Trust to hold office until the next Special Meeting of Shareholders and until their successors have been duly elected and qualified or until their earlier resignation, removal, or retirement; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust has set the close of business on July 19, 2013 as the record date for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote at the Meeting.

A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose relevant to the Meeting during ordinary business hours from and after September 10, 2013, at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151.

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2012 were previously mailed to their shareholders, and copies are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or by calling Investor Information toll free at 1-800-221-4268.

Please call Shareholder Services at 1-800-841-1180 with any questions you may have about this Proxy Statement.

IMPORTANT

To save the Funds the expense of additional proxy solicitation, please mark your instructions on the enclosed proxy card, date and sign it, and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. You may also authorize a proxy to vote your shares via touch-tone telephone or the Internet by following the instructions on the proxy card or Notice of Internet Availability of Proxy Materials. Please take advantage of these prompt and efficient proxy authorization options. The accompanying Proxy is solicited on behalf of the Board of Trustees of the Trust, is revocable, and will not affect your right to vote in person in the event that you attend any Meeting.

By Order of the Board of Trustees of Royce Capital Fund,
John E. Denneen Secretary

August 7, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 26, 2013

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT
WWW.PROXYVOTE.COM

PROXY STATEMENT

ROYCE CAPITAL FUND
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

745 Fifth Avenue
New York, New York 10151

SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 26, 2013

INTRODUCTION

The accompanying Proxy is solicited on behalf of the Board of Trustees of Royce Capital Fund (the “Board”) for use at a Special Meeting of Shareholders (the “Meeting”) of each of the above-listed Series (each, a “Fund” and together, the “Funds”) of Royce Capital Fund (the “Trust”), to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on Thursday, September 26, 2013, at 2:00 p.m. (Eastern Time) and at any adjournment thereof. The approximate mailing date of this Proxy Statement is August 7, 2013, and is also available at www.proxyvote.com.

All properly executed proxy cards received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxy cards will be voted “FOR” the election of the Trustee nominees of the Trust.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by submitting a new proxy card with a later date. In addition, any shareholder attending the Meeting may vote in person, whether or not he or she has previously submitted a proxy.

The Board has set the close of business on July 19, 2013 as the record date (the “Record Date”) for determining those shareholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote for each share of beneficial interest (“share”) held in that Fund (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

As of the Record Date, each Fund had outstanding the number of shares of each share class as indicated in Exhibit A to this Proxy Statement. A listing of persons who owned beneficially more than 5% of any class of the shares of a Fund as of the Record Date is contained in Exhibit B to this Proxy Statement.

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The Board knows of no business other than that mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

PROPOSAL 1: ELECTION OF TRUSTEES

At the Meeting, it is proposed that the Trust’s shareholders elect eight Trustees to hold office until their successors are duly elected and qualified or until their earlier resignation, removal, or retirement. The Board has nominated the eight persons listed below to continue or to become Trustees of the Trust, as applicable. Certain information concerning the Trustee nominees is set forth below. Each of these eight persons has agreed to serve if elected, and the Trust’s management has no reason to believe that any of such persons will be unavailable for service as a Trustee. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board may nominate.

Proposed Interested Person Trustee Nominees

Certain biographical and other information concerning Charles M. Royce and W. Whitney George is set forth below. Messrs. Royce and George are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), due to the positions they hold with Royce & Associates, LLC (“Royce”), the investment adviser to each of the Funds, and their stock ownership in Legg Mason, Inc. (“Legg Mason”). As set forth below, Mr. Royce currently serves as a Trustee and President of the Trust and is a Trustee nominee while Mr. George currently serves as a Vice President of the Trust and is a Trustee nominee.

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Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Charles M. Royce* (73) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee and President**	Since 1982	President, Chief Investment Officer, Co-Chief Investment Officer and member of Board of Managers of Royce, investment adviser to the Trust, The Royce Fund (“TRF”), Royce Focus Trust, Inc. (“RFT”), Royce Micro-Cap Trust, Inc. (“RMT”) Royce Value Trust, Inc. (“RVT”), and Royce Global Value Trust, Inc. (“RGVT”) (collectively, “The Royce Funds”).	35	TICC Capital Corp
W. Whitney George* (55) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Vice President**	Since 1995	Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991. Director of RVT, RMT, RFT, and RGVT since April 2013.	4	None

*	“Interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.
**	Each of Mr. Royce and Mr. George was elected by, and serves at the pleasure of, the Board in his capacity as an officer of the Trust.
†	Each of Mr. Royce and Mr. George will hold office as a Trustee until his successor has been duly elected and qualified or until his earlier resignation, removal, or retirement.

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Proposed Independent Trustee Nominees

Certain biographical and other information concerning the current Trustees and Trustee nominees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act (collectively, the “Independent Trustees”) is set forth below.

Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Patricia W. Chadwick (64) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2009	Consultant and President of Ravengate Partners LLC (since 2000).	35	Wisconsin Energy Corp. and ING Mutual Funds
Richard M. Galkin (75) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time Inc.), President of Haverhills Inc. (another Time Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).	35	None

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Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Stephen L. Isaacs (73) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1989	Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of The Center for Health and Social Policy (1996 - 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).	35	None

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Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Arthur S. Mehlman (71) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2004	Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage and Equity, LLC (from October 2004 to April 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).	49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	None
David L. Meister (73) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 1982	Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as a Chief	35	None

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Name, Age and Address	Position(s) Held with Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Public Company Directorships
Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.
G. Peter O’Brien (67) c/o Royce Capital Fund 745 Fifth Avenue New York, NY 10151	Trustee	Since 2001	Director, Bridges School (since 2006); Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).	49 (Director/Trustee of all Royce Funds consisting of 35 portfolios; Director/Trustee of the Legg Mason Family of Funds consisting of 14 portfolios)	TICC Capital Corp.

†

The Trustees listed above will hold office as Trustees until their successors have been duly elected and qualified or until their earlier resignation, removal, or retirement. All of the Trustees listed above are also directors/trustees of RVT, RMT, RFT, RGVT, and TRF (29 portfolios). Messrs. Mehlman and O’Brien also serve as directors/trustees for the Legg Mason Funds (14 portfolios).

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Additional Information Relating to Trustee Nominees

Additional information about each Trustee nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Trustee nominee possesses which the Board believes will enable them to be effective Trustees.

•

Charles M. Royce - In addition to his tenure as a Trustee of The Royce Funds, Mr. Royce serves as the President, Co-Chief Investment Officer and as a member of the Board of Managers of Royce, having been President of Royce since 1972. Mr. Royce has over 40 years of investment and business experience.

•

W. Whitney George - In addition to his tenure as a director of the closed-end registered investment companies advised by Royce, Mr. George serves as Managing Director, Vice President and Co-Chief Investment Officer of Royce, having been employed by Royce since 1991. Mr. George has over 30 years of investment business experience

•

Patricia W. Chadwick - In addition to her tenure as a Trustee of The Royce Funds, Ms. Chadwick is designated as an Audit Committee Financial Expert. Ms. Chadwick has over 30 years of investment and business experience, including extensive experience in the financial sector and as a consultant to business and non-profit entities. In addition, Ms. Chadwick has served on the boards of a variety of public and private companies and non-profit entities, including currently serving on the board of two public companies.

•

Richard M. Galkin - In addition to his tenure as a Trustee of The Royce Funds, Mr. Galkin has served as the Chairman of the Board’s Audit Committee for more than 15 years, acting as liaison between the Boards and the Funds’ independent registered public accountants and as co-Chairman of the Boards’ Nominating Committee. Mr. Galkin has over 40 years of business experience, including extensive experience in the telecommunications industry.

•

Stephen L. Isaacs - In addition to his tenure as a Trustee of The Royce Funds, Mr. Isaacs serves as Attorney and President of a private consulting firm. Mr. Isaacs has over 40 years of business and academic experience, including extensive experience related to public health and philanthropy.

•

Arthur S. Mehlman - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. Mehlman is designated as an Audit Committee Financial Expert. Mr. Mehlman has over 35 years of business experience, including as Partner of an international accounting firm and a Director for various private companies and non-profit entities.

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•

David L. Meister - In addition to his tenure as a Trustee of The Royce Funds, Mr. Meister has over 40 years of business experience, including extensive experience as an executive officer in and consultant to the communications industry.

•

G. Peter O’Brien - In addition to his tenure as a Trustee of The Royce Funds and of the Legg Mason Family of Funds, Mr. O’Brien serves as co-Chairman of the Boards’ Nominating Committee. Mr. O’Brien has over 35 years of business experience, including extensive experience in the financial sector. In addition, Mr. O’Brien has served on the boards of public companies and non-profit entities.

The Board believes that each Trustee nominee’s experience, qualifications, attributes and skills should be evaluated on an individual basis and in consideration of the perspective such Trustee nominee brings to the entire Board, with no single Trustee nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that their members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee nominee’s educational background; business, professional training or practice, public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or non-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other specific factors considered by the Nominating Committee in identifying and selecting Trustee candidates (as described below).

To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Royce, and also may benefit from information provided by Royce’s internal counsel; both the Board and Royce’s internal counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

There are no family relationships between or among any Trustee nominee or any of the Trust’s officers.

Share Ownership by Trustee Nominees and Trust Officers
None of the Trustee nominees or officers of the Trust owned any shares of either Fund as of July 19, 2013.

Compensation of Independent Trustee Nominees and Interested Trustee Nominees

The Independent Trustee nominees received compensation from the Trust, The Royce Funds, and the Fund Complex during the year ended December 31, 2012 as set forth in the

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table below. Effective January 1, 2013, each of the Independent Trustees receives a fee of $15,000 per year for serving on the Board plus $600 for each Board meeting attended. The Interested Trustee nominees received no compensation from the Trust, The Royce Funds, or the Fund Complex during the year ended December 31, 2012.

Name, Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Total Compensation from The Royce Funds paid to Trustees	Total Compensation from Fund Complex*
Patricia W. Chadwick, Trustee	$15,000	N/A	$210,000	$210,000
Richard M. Galkin, Trustee	15,000	N/A	210,000	210,000
Stephen L. Isaacs, Trustee	15,000	N/A	210,000	210,000
Arthur S. Mehlman, Trustee	15,000	N/A	210,000	350,000
David L. Meister, Trustee	15,000	N/A	210,000	210,000
G. Peter O’Brien, Trustee	15,000	N/A	210,000	340,000

*

Represents aggregate compensation paid to each Independent Trustee nominee during the calendar year ended December 31, 2012 from the Fund Complex. The Fund Complex includes the 35 portfolios of The Royce Funds and the 14 portfolios of the Legg Mason Funds.

Board Composition and Leadership Structure

The Investment Company Act requires that at least 40% of the Trust’s trustees not be “interested persons” (as defined in the Investment Company Act) of the Trust and as such are not affiliated with Royce (“Independent Trustees”). To rely on certain exemptive rules under the Investment Company Act, a majority of a Trust’s trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 86%

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of the Trust’s Trustees are Independent Trustees. The Board does not have a chairman, but the President, Mr. Royce, an interested person of the Fund, acts as chairman at the Board meetings. The Independent Trustees have not designated a lead Independent Trustee, but the Chairman of the Audit Committee, Mr. Galkin, generally acts as chairman of meetings or executive sessions of the Independent Trustees and, when appropriate, represents the views of the Independent Trustees to management. The Board has determined that its leadership structure is appropriate in light of the services that Royce and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Standing Committees of the Board: Audit Committee

The Board has an Audit Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Audit Committee is responsible for, among other things, recommending the selection and nomination of the Funds’ independent accountants and for conducting post-audit reviews of the Funds’ financial statements with such independent accountants. The Trust has adopted an Audit Committee charter, a copy of which is attached as Exhibit C to this Proxy Statement. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman and Ms. Chadwick are designated as Audit Committee Financial Experts, as defined under Securities and Exchange Commission Regulations.

Standing Committees of the Board: Nominating Committee

The Board has a Nominating Committee, comprised of Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. The Nominating Committee is responsible for, among other things, identifying individuals qualified to serve as Independent Trustees of the Fund and recommending its nominees for consideration by the Fund’s full Board. The Trust has adopted a Nominating Committee charter. Messrs. Galkin and O’Brien serve as co-Chairman of the Nominating Committee. While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Trustees, the Committee will review and consider nominations for the office of Trustee made by management and by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send their suggestions to the Secretary of the Fund, which should include biographical information and set forth their proposed nominee’s qualifications.

The Nominating Committee charter requires the Nominating Committee to identify individuals qualified to serve as Independent Trustees of the Fund and to recommend its nominees for consideration by the Board. In considering potential nominees, the Nominating Committee will take into consideration; (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee or

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Independent Trustee of the Fund; (iv) whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to stock exchange audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Trustee of the Fund; and (viii) whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies. While the Nominating Committee does not have a formal policy regarding diversity, as noted above, it may consider the diversity of skills, experience and/or perspective a potential nominee will bring to the Board as part of its evaluation of the contribution such potential nominee will make to the Board. Such factors will be considered in light of the other factors described above and in the context of the Board’s existing membership at the time such potential candidate is considered. A copy of the Nominating Committee charter is attached as Exhibit D to this Proxy Statement.

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Funds, primarily Royce and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Audit Committee, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Fund’s and Royce’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of the six Independent Trustees) meets during its scheduled meetings, and between meetings the Chairman of the Audit Committee maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Vice President and Treasurer. The Board also receives periodic presentations from senior personnel of Royce or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to Royce and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Committee and Board Meetings
During the year ended December 31, 2012, the Board held seven meetings, the Audit Committee held two meetings, and the Nominating Committee did not hold any meetings. Each Trustee then in office attended 75% or more of the aggregate of the total number of meetings of the Board and the total number of meetings of the Audit Committee held during that year.

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Officers of the Trust
Officers of the Trust are elected each year by the Board. The following sets forth information concerning the Trust’s officers:

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Trust Since

Charles M. Royce
President, Co-Chief Investment Officer and Member of Board of Managers of Royce.	73	President	1986

John D. Diederich
Chief Operating Officer, Managing Director and Member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of The Royce Funds; and President of Royce Fund Services, Inc. (“RFS”), having been employed by Royce since April 1993.	62	Vice President and Treasurer	1997

Jack E. Fockler, Jr.
Managing Director and Vice President of Royce; Vice President of RFS, having been employed by Royce since October 1989.	54	Vice President	1995

W. Whitney George
Managing Director, Vice President and Co-Chief Investment Officer of Royce, having been employed by Royce since October 1991.	55	Vice President	1995

Daniel A. O’Byrne
Principal and Vice President of Royce, having been employed by Royce since October 1986.	51	Vice President	1994

John E. Denneen
General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.	46	Secretary and Chief Legal Officer	1996 to 2001 and since 2002

Lisa Curcio
Chief Compliance Officer of The Royce Funds (since October 2004); and Compliance Officer of Royce (since June 2004).	53	Chief Compliance Officer	2004

*	The address of each officer of the Trust is c/o Royce & Associates, LLC, 745 Fifth Avenue, New York, New York 10151.
**	Each officer of the Trust is elected by, and serves at the pleasure of, the Board.

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Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PWC”), whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202-1096, is the Trust’s independent registered public accounting firm, providing audit services, tax return preparation and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. PWC also acts as independent auditors for Legg Mason and its subsidiaries and for certain investment companies for which Legg Mason’s asset management subsidiaries act as investment adviser. Representatives from PWC are not expected be present at the Meeting.

Audit Fees

PWC billed $43,433 and $41,943 in fees for professional services rendered for the audit of the Funds’ annual financial statements for the fiscal years ended December 31, 2012 and December 31, 2011, respectively.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, PWC did not bill any fees related to the performance of the audit or review of financial statements that are not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

Tax Fees

PWC billed $20,367 and $17,899 in fees related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, tax distribution and analysis reviews and miscellaneous tax advice, for the fiscal years ended December 31, 2012 and December 31, 2011, respectively.

All Other Fees

For each Fund’s two most recently completed fiscal years, PWC did not bill any fees for products and services provided to the Funds other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Quorum and Required Vote

A quorum consists of shareholders representing a majority of the outstanding shares of the Trust, entitled to vote, who are present at the Meeting in person or by proxy. Assuming a quorum is present at the Meeting, the election of a Trustee will require a plurality of the outstanding shares of the Trust cast at the Meeting.

14

THE BOARD RECOMMENDS THAT ALL SHAREHOLDERS VOTE “FOR” ALL OF THE TRUSTEE NOMINEES.

PROXY COSTS

All of the costs of the Meeting, including printing, postage, voting tabulation, and other proxy-related expenses, will be borne by the Funds.

Royce will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding Proxy material to the beneficial owners of each Fund’s shares. Some officers and employees of the Trust and Royce may solicit Proxies personally and by telephone, if deemed desirable.

ADDITIONAL INFORMATION

Adjournment of Meeting; Other Matters

The Meeting may be adjourned one or more times for any reason. In particular, in the event that sufficient votes in favor of Proposal 1 in the Notice of Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. Such persons will vote against any such adjournment those proxies required to be voted against the Proposal.

Shares of the Funds are offered to life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts, and may also be offered directly to certain pension plans and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. The separate accounts of insurance companies and the trustees of qualified plans invested in the Funds, rather than individual contract owners or plan participants, are the shareholders of the Funds. However, each insurance company or qualified plan will vote such shares as required by law and interpretations thereof, as amended or changed from time to time. Under current law, an insurance company is required to request voting instructions from its contract owners and must vote Fund shares held by each of its separate accounts that have not given it instructions in proportion to the voting instructions received by it. Therefore, this proportional voting procedure, which is often referred to as “echo voting,” may result in a relatively small number of shareholders determining the outcome of the vote.

The Trust expects that broker-dealer firms holding shares of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1. The Trust understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without

15

instructions from such customers and clients, grant authority to the proxies designated by the Trust to vote on the election of Trustees if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on Proposal 1 and any other matter to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”), and the shares as to which Proxies are returned by record shareholders but which are marked “abstain” on any item will be included in the Trust’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Trustees.

Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

16

Shareholder Proposals

The Trust is not required, and currently does not intend, to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting must send their written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Any shareholder who wishes to bring any proposal at any subsequent shareholder meeting without including such proposal in the Trust’s proxy statement relating to the meeting also must send his or her written proposal to the Trust a reasonable time before the Board’s solicitation relating to such meeting is to be made. Written proposals should be sent to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

While the Meeting has been called to transact any business that may properly come before it, the Trustees know of no other business than the matters stated in the Notice of Special Meeting. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the Proxy in accordance with their judgment on such matters.

John E. Denneen
Secretary of Royce Capital Fund

August 7, 2013

It is important that you execute, date and return ALL
of your proxies promptly.

11

This Page Intentionally Left Blank

EXHIBIT A

NUMBER OF SHARES OUTSTANDING FOR
THE FUNDS’ SHARE CLASSES AS OF THE RECORD DATE

As of the Record Date, each Fund had outstanding the number of shares as indicated in the table below:

Fund	Class	Shares Outstanding
Royce Micro-Cap Portfolio	Investment	45,430,637
	Service	3,267,895

Royce Small-Cap Portfolio	Investment	53,385,811
	Service	15,867,438

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDER REPORT
AS OF THE RECORD DATE

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of beneficial interest of a Fund as of the Record Date:

ROYCE MICRO-CAP PORTFOLIO: INVESTMENT CLASS
Name and Address of Owner	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

New York Life Insurance and Annuity Corp. 690 Canton St., Suite 100 Westwood, MA 02090-2324	19,150,128	Record	42.15%

Ohio National Life Insurance Company The Benefit of its Separate Accts P.O. Box 237 One Financial Way Cincinnati, OH 45201-0237	11,147,101	Record	24.54%

IDS Life Insurance Company 222 Ameriprise Financial Ctr. Minneapolis, MN 55440	6,597,369	Record	14.52%

ROYCE MICRO-CAP PORTFOLIO: SERVICE CLASS
Name and Address of Owner	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Protective Life Insurance Co. VA P.O. Box 2606 Birmingham, AL 5202-2606	2,339,101	Record	71.58%

Great West Life Annuity Insur. Co. Coli Vul 7 Series Account 8515 E. Orchard Rd., #2T2 Greenwood Vlg, CO 80111-5002	587,105	Record	17.97%

ROYCE SMALL-CAP PORTFOLIO: INVESTMENT CLASS
Name and Address of Owner	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Ohio National Life Insurance Company FBO Benefit of its Separate Accts P.O. Box 237 One Financial Way Cincinnati, OH 45201-0237	38,920,500	Record	72.90%

Nationwide Life Insurance Company NWPP c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	3,826,138	Record	7.17%

ROYCE SMALL-CAP PORTFOLIO: SERVICE CLASS
Name and Address of Owner	Number of Shares	Type of Ownership	Percentage of Outstanding Shares

Protective Life Insurance Co. VA P.O. Box 2606 Birmingham, AL 35202-2606	14,400,171	Record	90.75%

EXHIBIT C

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES
FOR THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

I.	Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)

shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)

at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II.	Purposes of the Audit Committee

The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;
(b)	independent accountants’ qualifications and independence; and
(c)	performance of the Fund’s independent accountants; and

(2)

preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.	Responsibilities and Duties of the Audit Committee

The Fund’s independent accountants shall report directly to the Audit Committee.
As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)

the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)

to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)

to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)

if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)

to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)

to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;
(h)

to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

(i)

to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, and management’s response;

(j)

to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)

to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)

to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)

at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser, Adviser Affiliates and members of the management of such entities (to assess the independence of the Fund’s independent accountants);

(n)

to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;
(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management; and
(q)

to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.	Meetings

The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate.

Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.	Assistance from Fund Management; Authority to Engage Advisers; Funding

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.	Reporting

The Chairman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII.	Amendments

This Charter may be amended or modified from time to time by vote of the Board.

Dated: April 11, 2000, as revised through February 16, 2011

Appendix A to Exhibit C

Royce Capital Fund

Royce Focus Trust, Inc.

Royce Global Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

EXHIBIT D

CHARTER OF THE NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS/TRUSTEES FOR
THE ROYCE FUNDS LISTED IN APPENDIX A HERETO

ORGANIZATION

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each, a “Fund”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the applicable listing standards of the national securities exchange or national market quotation system (each, an “Exchange”) on which a Fund is listed or quoted (the “Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain its own counsel and other advisers the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant, including but not limited to whether a potential nominee’s personal and professional qualities and attributes would provide a beneficial diversity of skills, experience and/or perspective to the Board;

•	the character and integrity of the person;
•

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;

•	whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;
•	whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be in the best interest of the Fund in light of the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, if necessary, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, by video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 10, 2004
Revised through February 16, 2011

Appendix A to Exhibit D

Royce Capital Fund

Royce Focus Trust, Inc.

Royce Global Value Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

PROXY TABULATOR
P.O. BOX 9112	To vote by Mail
FARMINGDALE, NY 11735
1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M61817-P42219	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

				For	Withhold	For All	(To withhold authority to vote for a specific Trustee nominee, mark “For All Except” and write the nominee’s number on the line below.)
				All	All	Except
	1.	PROPOSAL TO ELECT THE TRUSTEE NOMINEES OF ROYCE CAPITAL FUND

		01) Charles M. Royce	05) Stephen L. Isaacs	☐	☐	☐
		02) W. Whitney George	06) Arthur S. Mehlman
		03) Patricia W. Chadwick	07) David L. Meister
		04) Richard M. Galkin	08) G. Peter O’Brien

2.	THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Mark box at right if an address change or comment has been noted on the reverse side of this card.				☐

Please sign exactly as your name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

M61818-P42219

PROXY CARD
PROXY	PROXY
ROYCE CAPITAL FUND
745 Fifth Avenue
New York, New York 10151

This Proxy is Solicited on Behalf of the Board of Trustees of Royce Capital Fund

The undersigned hereby appoints Charles M. Royce and John E. Denneen or either of them, acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Royce Capital Fund held of record by the undersigned on July 19, 2013 at the Special Meeting of Shareholders of Royce Capital Fund to be held on September 26, 2013, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)